MFS(R) INTERNATIONAL GROWTH FUND

                        Supplement to Current Prospectus


  Management Fee Reduction - Effective January 1, 2004, the Investment Advisory Agreement between MFS Series Trust X, on behalf of the MFS International Growth Fund (the fund), and MFS will be amended to reduce the management fees paid by the fund to MFS to an annual rate of: 0.90% on assets up to $1 billion; 0.80% on assets in excess of $1 billion up to $2 billion; and 0.70% on assets in excess of $2 billion.

  Expense Limitation Arrangements Fee Reduction - Effective January 1, 2004, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" (after taking into account any expense offset and brokerage arrangements), do not exceed 0.40% annually.


  Revision of Class A Front-End Sales Charge/12b-1 Structure - Effective April 1, 2004, the Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price) for Class A shares will be increased to 5.75% and the maximum Class A Distribution and Service (12b-1) fee will be reduced to 0.35%.


                The date of this supplement is December 31, 2003.